UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 18, 2021

Commission File Number: 0-24260

AMEDISYS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2021, Amedisys, Inc. (“we,” “us,” “our” or the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Executive Officer Promotions

On February 18, 2021, the Board of Directors (the “Board”) of the Company promoted Christopher T. Gerard, currently the Company’s Chief Operating Officer, to President and Chief Operating Officer, and Scott G. Ginn, currently the Company’s Chief Financial Officer, to Executive Vice President and Chief Financial Officer, effective immediately. Mr. Gerard, age 53, has served as the Company’s Chief Operating Officer since January 2017. He previously served as President for the South Central Region of Kindred at Home, a division of Kindred Healthcare, Inc., a healthcare services company, from 2015 to 2016. Prior to his role as Regional President, Mr. Gerard was the Chief Operating Officer at Kindred at Home from 2014 to 2015. Mr. Gerard joined Kindred in 2012 as Regional Vice President when Kindred acquired IntegraCare Holdings, Inc., a home health, hospice and community care agency based in Grapevine, Texas. Mr. Gerard was an original founder of IntegraCare in 1998 and served as its President and Chief Executive Officer from 2007 to 2012.

Mr. Gerard will continue to participate in the Amedisys Holding, L.L.C. Amended and Restated Severance Plan for Executive Officers dated as of July 25, 2019 and will continue to receive a base salary, incentive compensation and benefits commensurate with his position and consistent with the Company’s current executive compensation practices. Mr. Gerard does not have a family relationship with any of the current officers or directors of the Company. There is no currently proposed transaction, and since the beginning of fiscal year 2020, there has not been any transaction involving the Company and Mr. Gerard which meets the disclosure requirements of Item 404(a) of Regulation S-K.

Amendment to Paul B. Kusserow’s Employment Agreement

Prior to Mr. Gerard’s promotion, Paul B. Kusserow, the Company’s Chief Executive Officer and Chairman of the Board, also served as the Company’s President in accordance with the terms of the Amended and Restated Employment Agreement, dated September 27, 2018, by and among the Company, Amedisys Holding, L.L.C. and Mr. Kusserow (the “Employment Agreement”). In connection with Mr. Gerard’s promotion to President, the Company and Mr. Kusserow entered into an amendment to the Employment Agreement dated February 18, 2021 (the “Amendment”) to update Mr. Kusserow’s title. As reflected in the Amendment, all other material terms of the Employment Agreement remain unchanged.

The foregoing summary of the material terms of the Amendment is qualified in its entirety by the full and complete terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SECTION 7 – REGULATION FD

ITEM 7.01.      REGULATION FD DISCLOSURE

Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

In addition, a copy of the supplemental slides which will be discussed during the Company’s earnings call at 11:00 a.m. ET on Thursday, February 25, 2021 is attached to this report as Exhibit 99.2 and incorporated herein by reference.

On February 24, 2021, the Company issued a press release announcing the promotions of Messrs. Gerard and Ginn, a copy of which is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.2 and 99.3 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.2 and 99.3 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Amendment to Amended and Restated Employment Agreement, dated as of February 18, 2021, by and between Amedisys, Inc. and Paul B. Kusserow

99.1	Press release dated February 24, 2021 announcing the Company’s financial results for the fourth quarter and year ended December 31, 2020 (furnished only)

99.2	Supplemental slides provided in connection with the fourth quarter 2020 earnings call of the Company (furnished only)

99.3	Press Release dated February 24, 2021 announcing the promotions of Christopher T. Gerard and Scott G. Ginn (furnished only)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.
(Registrant)

By:	/s/ Scott G. Ginn
Scott G. Ginn
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

DATE: February 24, 2021